Special Servicer Acknowledgment and Assumption

May 8, 2023

To the Parties Set Forth on Schedule I, attached hereto

Re: Special Servicer Acknowledgment and Assumption: Pooling and Servicing Agreement dated as of September 1, 2019 for the GS Mortgage Securities Trust 2019-GC42, Commercial Mortgage Pass-Through Certificates, Series 2019-GC42

Dear Sir or Madam:

Reference is made to the (i) Pooling and Servicing Agreement dated and effective as of September 1, 2019, among GS Mortgage Securities Corporation II, as Depositor, Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer and as Special Servicer, Wells Fargo Bank, National Association, as Certificate Administrator and as Trustee, and Park Bridge Lender Services LLC, as Operating Advisor and as Asset Representations Reviewer (the “PSA”) and (ii) the Co-Lender Agreement, dated and effective as of August 9, 2019, by and between CITI REAL ESTATE FUNDING INC., in its capacities as Initial Note A-1 Holder, Initial Note A-2-1 Holder, Initial Note A-2-2 Holder and Initial Note A-3 Holder, with respect to the Northpoint Tower Mortgage Loan (the “Northpoint Tower Co-Lender Agreement”), the Agreement Between Noteholders, dated and effective as of September 27, 2019 by and among GOLDMAN SACHS BANK USA, in its capacities as Initial Note A-1 Holder, Initial Note A-2 Holder and Initial Note A-3 Holder, with respect to the 19100 Ridgewood Mortgage Loan (the “19100 Ridgewood Co-Lender Agreement”), the Co-Lender Agreement, dated and effective as of August 1, 2019, between CITI REAL ESTATE FUNDING INC., in its capacity as Note A-1 Holder and ARGENTIC REAL ESTATE FINANCE LLC, it its capacity as Note A-2 Holder, with respect to the Center of Excellence Mortgage Loan (the “Center of Excellence Co-Lender Agreement”), and the Agreement Between Noteholders, dated and effective as of September 27, 2019, by and among GOLDMAN SACHS BANK USA, in its capacities as Initial Note A-1 Holder and Initial Note A-2 Holder, with respect to the 222 Kearney Street Mortgage Loan (the “222 Kearney Street Co-Lender Agreement,” and together with the Northpoint Tower Co-Lender Agreement, the 19100 Ridgewood Co-Lender Agreement and the Center of Excellence Co-Lender Agreement, collectively, the “Co-Lender Agreements”). Capitalized terms used herein but undefined have the meanings given to them in the PSA and Co-Lender Agreements.

Pursuant to Sections 7.01(d) and 7.02 of the PSA, Section 7 of the Northpoint Tower Co-Lender Agreement, Section 5 of the 19100 Ridgewood Co-Lender Agreement and the 222 Kearney Street Co-Lender Agreement, and Section 15 of the Center of Excellence Co-Lender Agreement, K-Star Asset Management LLC (“K-Star”) hereby agrees with all the other parties to the PSA that K-Star shall serve as the Special Servicer under, and as defined in the PSA with regard to the Specially Serviced Mortgage Loans. K-Star hereby acknowledges and agrees that, as of May 8, 2023 (the “Effective Date”), it is and shall be a party to the PSA and bound thereby to the full extent indicated therein in the capacity of the Special Servicer with respect to the Specially Serviced Mortgage Loans, but shall have no liability with respect to any act or omission of any predecessor Special Servicer. K-Star hereby accepts all responsibilities, duties and liabilities of the Special Servicer and assumes the due and punctual performance and observance of each covenant

BUSINESS.30079865.1

and condition to be performed or observed by the Special Servicer under the PSA from and after the Effective Date. K-Star’s address for notices pursuant to Section 13.05 of the PSA is as follows:

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

Email: Lindsey.Wright@KKR.com

As of the Effective Date, K-Star hereby:

(a) makes the representations and warranties provided for in Section 6.01 of the PSA mutatis mutandis with all references to “Agreement” in Section 6.01 of the PSA to include this Special Servicer Acknowledgment and Assumption (“Acknowledgment”) in addition to the PSA, except that it (i) is a Delaware limited liability company, and (ii) has executed this Acknowledgment in lieu of execution and delivery of the PSA per Section 6.01(b)(ii); and

(b) certifies that it satisfies all related qualifications set forth in the Co-Lender Agreements relating to the Serviced Companion Loans; and

(c) represents and warrants that, as of the Effective Date, it satisfies all of the eligibility requirements applicable to the Special Servicer set forth in the PSA and the Co-Lender Agreements and that all preconditions to the appointment of K-Star as Special Servicer have been satisfied.

For the sake of clarity, it is understood and agreed that the Non-Serviced Mortgage Loans are not covered by this Acknowledgment as such Non-Serviced Mortgage Loans are not serviced under the PSA and accordingly special servicing of those Non-Serviced Mortgage Loans is not transferring to K-Star.

[SIGNATURE PAGE FOLLOWS]

BUSINESS.30079865.1

K-STAR ASSET MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Lindsey Wright

Name: Lindsey Wright

Title: President and Chief Executive Officer

[Signature Page to GSMS 2019-GC42 Acknowledgment and Assumption Agreement]

BUSINESS.30079865.1

Schedule I

Depositor:

GS Mortgage Securities Corporation II

200 West Street

New York, New York 10282

Attention: Scott Epperson

E-mail: scott.epperson@gs.com and gs-refgsecuritization@gs.com with a copy to:

E-mail: gs-refglegal@gs.com

Master Servicer and Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street

Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Telecopy number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

Certificate Administrator and Trustee:

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – GSMS 2019-GC42

with a copy to: cts.cmbs.bond.admin@wellsfargo.com,
and to trustadministrationgroup@wellsfargo.com

Operating Advisor and Asset Representations Reviewer:

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: GS 2019-GC42-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

BUSINESS.30079865.1

BMARK 2019-B13– Other Depositor

Deutsche Mortgage & Asset Receiving Corporation

1 Columbus Circle

New York, New York 10019

Attention: Lainie Kaye

with a copy via email to:

cmbs.requests@db.com

BMARK 2019-B13– Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street, Suite 700

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Facsimile: (888) 706-3565

with a copy to:

Stinson LLP

1201 Walnut Street, Suite 2900

Kansas City, Missouri 64106-2150

Attention: Kenda K. Tomes

Facsimile: (816) 412-9338

Email: kenda.tomes@stinson.com

BMARK 2019-B13– Other Special Servicer

CWCapital Asset Management LLC

7501 Wisconsin Avenue

Bethesda, Maryland 20814

Attention: Brian Hanson (Benchmark 2019-B13)

with a copy to: Email: CWCAMnoticesBenchmark2019-B13@cwcapital and with a copy to:

CWCapital Asset Management LLC

7501 Wisconsin Avenue, Suite 500 West

Bethesda, Maryland 20814

Attention: Legal Department

BMARK 2019-B13– Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: BMARK 2019-B13 – Surveillance Manager

with a copy sent contemporaneously via email to: cmbs.notices@parkbridgefinancial.com

BUSINESS.30079865.1

BMARK 2019-B13– Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services (CMBS) – BMARK 2019-B13

with copies to:

cts.cmbs.bond.admin@wellsfargo.com; and

trustadministrationgroup@wellfargo.com

CGCMT 2019-GC43– Other Depositor

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor

New York, New York 10013

Attention: Richard Simpson

Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor

New York, New York 10013

Attention: Raul Orozco

Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor

New York, New York 10013

Attention: Ryan M. O’Connor

Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and

Ryan M. O’Connor at ryan.m.oconnor@citi.com

CGCMT 2019-GC43– Other Master Servicer

Wells Fargo Bank, National Association,

Commercial Mortgage Servicing,

Three Wells Fargo,

401 South Tryon Street, 8th Floor

MAC D1050-084

Charlotte, North Carolina 28202

Attention: CGCMT 2018-C6 Asset Manager

Fax number: (704) 715-0036

Email: commercial.servicing@wellsfargo.com

BUSINESS.30079865.1

with a copy to:

Wells Fargo Bank, National Association

Legal Department

301 South College Street, TW-30, D1053-300

Charlotte, North Carolina 28202-6000

Attention: Commercial Mortgage Servicing Legal Support

Fax number: (704) 383-3663

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

CGCMT 2019-GC43– Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Liat Heller, Jeff Krasnoff, Niral Shah and Adam Singer

Facsimile number: (305) 229-6425

E-mail: liat.heller@rialtocapital.com, niral.shah@rialtocapital.com, adam.singer@rialtocapital.com and jeff.krasnoff@rialtocapital.com

CGCMT 2019-GC43– Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC

600 Third Avenue, 40th floor

New York, New York 10016

Attention: CGCMT 2019-GC43 – Surveillance Manager

with copies sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com

CGCMT 2019-GC43– Other Certificate Administrator

Citibank, N.A.

388 Greenwich Street

New York, New York 10013

Attention: Citibank Agency & Trust - CGCMT 2019-GC43

Fax number: (212) 816-5527

CGCMT 2019-GC43– Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee – CGCMT 2019-GC43

BUSINESS.30079865.1

Fax number: (302) 636-4140

Email: cmbstrustee@wilmingtontrust.com

GSMS 2019-GSA1– Other Depositor

GS Mortgage Securities Corporation II

200 West Street

New York, New York 10282

Attention: Scott Epperson

E-mail: scott.epperson@gs.com and gs-refgsecuritization@gs.com with a copy to:

E-mail: gs-refglegal@gs.com

GSMS 2019-GSA1– Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street

Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Telecopy number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

GSMS 2019-GSA1– Other Special Servicer

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attention: Heather Bennet and Job Warshaw

Facsimile number (305) 695-5601

E-mail: LNR.CMBS.Notices@lnrproperty.com, hbennet@lnrproperty.com and jwarshaw@lnrproperty.com

GSMS 2019-GSA1– Other Operating Advisor and Asset Representations Reviewer

Park Bridge Lender Services LLC

600 Third Avenue, 40th Floor

New York, New York 10016

Attention: GS 2019-GSA1-Surveillance Manager (with a copy sent contemporaneously via email to cmbs.notices@parkbridgefinancial.com)

BUSINESS.30079865.1

GSMS 2019-GSA1– Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – GSMS 2019-GSA1

with a copy to: cts.cmbs.bond.admin@wellsfargo.com, and to trustadministrationgroup@wellsfargo.com

GSMS 2020-GC45– Other Depositor

GS Mortgage Securities Corporation II

200 West Street

New York, New York 10282

Attention: Scott Epperson

E-mail: scott.epperson@gs.com and gs-refgsecuritization@gs.com with a copy to:

E-mail: gs-refglegal@gs.com

GSMS 2020-GC45– Other Master Servicer and General Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association

10851 Mastin Street

Building 82, Suite 300

Overland Park, Kansas 66210

Attention: Executive Vice President – Division Head

Telecopy number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson LLP

1201 Walnut Street

Suite 2900

Kansas City, Missouri 64106-2150

Fax Number: (816) 412-9338

Attention: Kenda K. Tomes

Email: kenda.tomes@stinson.com

GSMS 2020-GC45 – Starwood Special Servicer

CWCapital Asset Management LLC

7501 Wisconsin Avenue, Suite 500 West

Bethesda, Maryland 20814

Attention: Legal Department (GSMS 2020-GC45)

with a copy to:

Email: CWCAMnoticesGSMS2020-GC45@cwcapital.com

BUSINESS.30079865.1

GSMS 2020-GC45– Other Operating Advisor and Asset Representations Reviewer

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: GSMS 2020-GC45 Transaction Manager

With a copy sent via e-mail to: notices@pentalphasurveillance.com with

GSMS 2020-GC45 in the subject line

with a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Attention: Jay H. Knight

E-mail: jknight@bassberry.com

GSMS 2020-GC45– Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services (CMBS) – GSMS 2020-GC45

with a copy to: cts.cmbs.bond.admin@wellsfargo.com, and to

trustadministrationgroup@wellsfargo.com

BUSINESS.30079865.1